Exhibit 99.2

2019 Q2
Management Report

August 1, 2019

Contents

Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions' second quarter for fiscal year 2019 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management's current views of the Company's financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Second Quarter Results

Q2 2019 Key Metrics

Revenue: $20.6M

GAAP Gross margin: 62%

Non-GAAP Gross margin: 67%

GAAP EPS: ($0.02)

Non-GAAP EPS: $0.03

Operating Cash Flow: $5.1M

Capital Expenditures: $1.7M

FINANCIAL RESULTS SUMMARY

- Total revenues for the second fiscal quarter of 2019 were $20.6 million, up slightly from $20.5 million for the first fiscal quarter of 2019.
- Solutions revenue for the second fiscal quarter of 2019 was $13.4 million, down 20% from $16.7 million for the first fiscal quarter of 2019.
- Gainshare performance incentives revenue for the second fiscal quarter of 2019 was $7.1 million, up 82% from $3.9 million for the first fiscal quarter of 2019.

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Revenue Detail – Quarterly Q2 2018 Through Q2 2019

Revenue by Type

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Solutions Revenue	$15,266	$13,976	$12,650	$16,661	$13,429
% of Total	72%	69%	64%	81%	65%
Gainshare performance	$5,853	$6,237	$7,075	$3,880	$7,139
% of Total	28%	31%	36%	19%	35%
Total revenues	$21,119	$20,213	$19,725	$20,541	$20,568
GAAP Gross Margin	48%	47%	51%	62%	62%
Non-GAAP Gross Margin	54%	52%	55%	67%	67%

Revenue by Geography

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
North America (US/Canada)	$9.1M	$8.4M	$6.8M	$9.3M	$8.7M
% of Total	42%	41%	34%	45%	42%
Europe	$3.4M	$2.8M	$3.1M	$3.6M	$3.1M
% of Total	16%	14%	16%	18%	15%
APAC	$8.6M	$9.0M	$9.8M	$7.6M	$8.8M
% of Total	41%	44%	50%	37%	43%
Total revenues	$21.1M	$20.2M	$19.7M	$20.5M	$20.6M

Operating Highlights

- Two major Asian pure-play foundries signed contracts to incorporate Exensio® – Control into their new fabs, extending our leadership position in FDC at 300mm.
- A leading Asian foundry and a Top-10 semiconductor customer have each renewed and extended contracts for use of our CV® infrastructure to support overall fab management strategy and to provide quality and reliability "screens" for their respective semiconductor manufacturing environments.
- Three new fabless semiconductor companies with various offerings in the marketplace have each signed deals to adopt our Exensio® Software Platform, validating its scalability from startup fabless to the largest semiconductor companies in the world.
- Various Top 20 semiconductor customers in the United States and Japan have engaged with us for proof-of-concept projects based on our production-proven machine-learning (ML) capabilities to gain insight into their product quality and quickly identify manufacturing issues.
- A Top 10 global electronics company has closed a significant deal for Exensio® – Yield™, demonstrating the opportunity for the Exensio® Software Platform in this market segment.

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Key Financial & Operating Metrics - Quarterly Q2 2018 Through Q2 2019

Key Financial & Operating Metrics

(in thousands, except share data, which is in millions, and percentages)

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Revenue	$21,119	$20,213	$19,725	$20,541	$20,568
GAAP Gross Margin	48%	47%	51%	62%	62%
Non-GAAP Gross Margin	54%	52%	55%	67%	67%
Outstanding Debt	$0	$0	$0	$0	$0
Operating Cash Flow	$6,467	($676)	$4,295	($151)	$5,117
Capital Expenditures (CAPEX)	$2,363	$3,937	$4,369	$2,357	$1,697
$ Shares Repurchased	$1,126	$0	$0	$3,916	$3,790
Days Sales Outstanding (DSO)	131	135	135	150	172
Weighted Average Common Shares Outstanding	32.0	32.2	32.3	32.5	32.3
Effective Tax Rate	17%	21%	11%	4%	5%

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP gross margin and Non-GAAP net income exclude the effects of non-recurring items (including severance payments and restructuring charges), stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjusts for the non-cash portion of income taxes. These non-GAAP financial measures are used by management internally to measure the Company's profitability and performance. PDF Solutions' management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company's ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company's financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

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Reconciliation of GAAP to Non-GAAP Net Income (Loss)

(in thousands, except for shares and per share amounts)

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GAAP net loss	$ (2,096)	$ (2,082)	$ (3,114)	$ (2,691)	$ (710)
Adjustments to reconcile GAAP net loss to non-GAAP net income (loss):					
Stock-based compensation expense	2,701	2,268	2,470	3,476	2,434
Amortization of acquired technology	143	144	144	144	143
Amortization of other acquired intangible assets	108	108	109	108	154
Restructuring charges and severance payment	—	48	576	92	—
Write-down in value of property and equipment	—	—	227	—	—
Adjustment to contingent consideration related to acquisition	—	—	90	—	—
Tax impact of adjustments	(96)	(281)	(868)	(287)	(993)
Non-GAAP net income (loss)	$ 760	$ 205	$ (366)	$ 842	$ 1,028
GAAP net loss per diluted share	$ (0.07)	$ (0.06)	$ (0.10)	$ (0.08)	$ (0.02)
Non-GAAP net income (loss) per diluted share	$ 0.02	$ 0.01	$ (0.01)	$ 0.03	$ 0.03
Shares used in diluted shares calculation	32,304	32,385	32,476	33,022	33,055

Reconciliation of GAAP to Non-GAAP Spending by Function

(in thousands)

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Cost of Solutions - GAAP	**$ 10,917**	**$ 10,683**	**$ 9,721**	**$ 7,867**	**$ 7,832**
Adjustments to reconcile GAAP Cost of Solutions to non-GAAP Cost of Solutions:					
Stock-based compensation expense	968)	(787)	(786)	(860)	(799)
Amortization of acquired technology	(144)	(144)	(144)	(144)	(143)
Severance payments	—	(48)	—	—	—
Cost of Solutions - Non-GAAP	**$ 9,805**	**$ 9,705**	**$ 8,791**	**$ 6,863**	**$ 6,890**
Research & Development - GAAP	**$ 7,100**	**$ 6,755**	**$ 6,898**	**$ 8,246**	**$ 7,312**
Adjustments to reconcile GAAP R&D to non-GAAP R&D:					
Stock-based compensation expense	(845)	(725)	(811)	(1,718)	(901)
Write-down in value of property and equipment	—	—	(227)	—	—
Adjustment to contingent consideration related to acquisition	—	—	(90)	—	—
Research & Development - Non-GAAP	**$ 6,255**	**$ 6,030**	**$ 5,770**	**$ 6,528**	**$ 6,411**
Selling, General, & Administrative - GAAP	**$ 5,919**	**$ 5,507**	**$ 6,133**	**$ 7,011**	**$ 6,940**
Adjustment to reconcile GAAP SG&A to non-GAAP SG&A:					
Stock-based compensation expense	(888)	(756)	(873)	(898)	(734)
Selling, General, & Administrative - Non-GAAP	**$ 5,031**	**$ 4,751**	**$ 5,260**	**$ 6,113**	**$ 6,206**

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